Exhibit 99.1

EXECUTIVE SUMMARY

Collapse 18

June 13, 2017

Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from May 2016 through June 2017 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

INITIAL POPULATION

AMC was initially asked to perform a sample review for Collapse 18 on an original population totaling 3,742 seasoned mortgage loans (the “Initial Population”). Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loan in question (whole loan sale, securitization, hold, etc.). The original potential securitization population for Collapse 18 consisted of 3,607 mortgage loans once 135 non-performing mortgage loans that were included in the Initial Population but were not considered for securitization were removed (the “Potential Securitization Population”). Following the removal of certain mortgage loans from the Potential Securitization Population, the final securitization population consisted of 3,510 mortgage loans (the “Final Securitization Population”). In total during the Review, AMC reviewed a total Potential Securitization Population of 554 unique mortgage loans for inclusion in the securitization and conducted the following reviews: Compliance Review (554 mortgage loans), Pay History Review (243 mortgage loans), Collection Comments Review (25 mortgage loans), Data Integrity Review (254 mortgage loans) and Title Review (365 mortgage loans). A portion of the Review was conducted on non-performing loans (“NPLs”) that were not planned to be included in the securitization population unless they became re-performing (“RPLs”).

Compliance Reviews (519 Mortgage Loans in the Final Securitization Population):

From the Initial Population, AMC selected a random sample of 243 mortgage loans for review. In addition, an additional population of 187 mortgage loans were added to the Compliance Review sample which consisted of (i) 84 re-performing mortgage loans, (ii) 26 mortgage loans that were modified in the 13-24 months prior to the Review, (iii) 28 Texas mortgage loans that were previously non-performing, (iv) 11 mortgage loans that were previously non-performing loans and (v) 38 state specific mortgage loans. These additions increased the total initial Compliance Review population to 430 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 124 mortgage loans were added to the Initial Compliance Review Population. The additional 124 mortgage loans were all North Carolina mortgage loans. This addition increased the total mortgage loans subject to the Compliance Review to 554 mortgage loans which represented approximately 15.36% of the Potential Securitization Population.

After the Compliance Review was completed, 97 mortgage loans were removed from the Potential Securitization Population which reduced the Compliance Review population by 35 mortgage loans to 519 mortgage loans or 14.79% of Final Securitization Population.

Title Lien Alert Reviews (349 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 349 mortgage loans in the Final Securitization Population for purposes of conducting the Title Review.

Pay History Review (238 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 243 mortgage loans in the Potential Securitization Population. After the Final Securitization Population was reached, 238 mortgage loans in the Final Securitization Population were subject to the Pay History Review.

Data Integrity Review (248 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 248 mortgage loans in the Final Securitization Population.

1| P a g e

Collection Comment Review (10 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Collection Comment Review on 10 mortgage loans in the Final Securitization Population.

Home Data Index Ordering

Home Data Index (“HDI”) values were ordered by the Client on all 3,510 mortgage loans in the Final Population. In addition, the Client ordered Broker Price Opinions (“BPOs”) on additional loans depending upon the results of the HDI values. AMC did not conduct a review of such information; however, results may have been included in AMC’s reports to consolidate reporting.

FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 3,510 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final Securitization Population
Final Securitization Population	3,510
Compliance Population	519	14.79%
Title Population	349	9.94%
Pay History Population	238	6.78%
Data Integrity Population	248	7.07%
Collection Comment Population	10	2.85%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

Where available, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Paystring	Balloon Flag
Doc Type	Original Rate	Mod Flag	Next Rate Chg Date	SSN
Lien Position	Original P&I	Mod Date	First Pmt Chg Date
Original Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date
Property Type	Margin	Current P&I	Reset Frequency

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

2| P a g e

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
3| P a g e

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

(VI) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

4| P a g e

  Initial application (1003);
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Initial TIL;
  Final 1003;
  Final TIL;
  HUD from sale of previous residence;
  Initial and final GFE’s;
  Changed circumstance documentation;
  Final HUD-1;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare

AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review

AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month look back for each mortgage loan within the sample where data was provided.

Collection Comment Review

AMC performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loans. During this review, AMC sought to identify certain characteristics of the mortgage loan as evidenced by communication within the servicer’s collection comments.

Title Review

AMC ordered lien alerts from a third-party vendor or third party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review.

5| P a g e

Summary of findings and conclusions of review

With respect to the Final Securitization Population, AMC conducted (i) a Compliance Review on 519 mortgage loans, (ii) a Pay History Review on 238 mortgage loans, (iii) a Data Integrity Review on 248 mortgage loans, and (iv) a Collection Comment Review on 10 mortgage loans. AMC also ordered and reviewed a lien search on 349 mortgage loans in the Final Securitization Population. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs from Item 3.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 519 mortgage loans, 449 (86.51%) have exceptions with 67 (12.91%) retaining rating agency grades of “C / RC” or “D / RD” and 382 (73.60%) retaining a grade of “B / RB”. The remaining 70 (13.49%) are rating agency grade “A / RA” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	# of Mortgage Loans	% of Mortgage Loans*
A / RA	70	13.49%
B / RB	382	73.60%
C / RC	11	2.12%
D / RD	56	10.79%

*May not add to 100% due to rounding

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 248 mortgage loans included within the Data Integrity population, 22 unique mortgage loans (8.87%) had data integrity variances. AMC did not include in the data variance report or the summary below the following variances: (a) data discrepancies resulting from missing documentation where an exception was noted for the mortgage loan already for such missing documentation, (b) balloon flag differences due to modification, tape reflects the balloon based on the modified terms (c) borrower name difference resulting from the death of a borrower. Some variances such as street and zip code may be due to changes that occurred following origination of the mortgage loan that would not have been reflected in the file reviewed by AMC. All material tape discrepancies were cleared with a correction to the Data Tape or documentation provided to support the final tape data.

Field Name	# of Mortgage Loans	% of Mortgage Loans*
Balloon Flag	5	2.02%
Occupancy	5	2.02%
Street Address	4	1.61%
Zip Code	3	1.21%
Appraised value	1	1.88%
Borrower Name	1	1.88%
Contract Sales Price	1	0.40%
Original Loan Amount	1	0.40%
Property Type	1	0.40%
Purpose	1	0.40%
6| P a g e

*Some loans may appear more than once due to multiple tape discrepancies so this column may not add to a noted unique loan count.

PAY HISTORY REVIEW SUMMARY

For the 238 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with a cut-off date of April 30, 2017.

Using the MBA methodology, AMC created a pay string using a twelve (12) month look back for each mortgage loan within the review population. Within this population, 206 mortgage loans (approximately 86.55%) had no delinquencies during the look back period. With respect to the remaining 32 mortgage loans, 25 mortgage loans (approximately 10.50%) had at least one month delinquency during the look back period and 7 mortgage loans (approximately 2.94%) had no payment information provided.

COLLECTION COMMENT REVIEW SUMMARY

For the 10 mortgage loans in the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer with a status date of April 30, 2017.

At the time of AMC’s review, the current status of the mortgage loans was noted as follows: 8 delinquent and 2 in foreclosure.

TITLE/LIEN REVIEW SUMMARY

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. To make a determination of lien position, AMC originally reviewed a report covering 349 mortgage loans which showed 249 mortgage loans were in first lien position. This review was unable to confirm the lien position on 100 mortgage loans. The Client ordered supplemental searches on the mortgage loans where lien position was unable to be determined. From those searches a total of 96 mortgage loans were confirmed to be in first lien position. For the remaining 4 mortgage loans, the Client accepted the final title policy at loan origination to be proof of a first lien position on 3 loans, 1 loan remained as unable to confirm lien position and was removed from the Potential Securitization Pool.

OTHER REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The following exceptions were noted on the mortgage loans included in the Compliance Review. Only compliance EV3s, as noted when conducting the Compliance Review (after taking into consideration statute of limitation considerations as may have been directed by the client), are listed below. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2. Please note that one loan may have more than one exception.

Summary Exception Category	# Exceptions	% of Mortgage Loans*
Missing Final HUD	39	7.51%
(TX50(a)(6)) Texas Cash-out Loan violations	23	4.43%
(Missing Doc) Incomplete loan images/file	15	2.89%
(Missing Doc) Last Transaction Date	4	0.77%
Missing Document: Note – Subject Lien not provided	4	0.77%
(Doc Error) HUD Error	3	0.71%
(Doc Error) Security Instrument Error: Notary/Security Instrument Date was not provided	3	0.31%
(Note Error: Note late charge percentage exceeds maximum per state	1	0.31%

*% of Mortgage Loans represents the number of occurrences of an exception. A mortgage loan may be counted numerous times within an exception category as listed within this table if more than one exception on the loan would be classified under these general exception categories.

7| P a g e

ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Fixed	505	97.30%	$133,070,043.93	100.00%
Unknown	14	2.70%	$0.00	0.00%
Total	519	100.00%	$133,070,043.93	100.00%

Lien Position	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
1	504	97.11%	$133,006,043.93	99.95%
2	1	0.19%	$64,000.00	0.05%
Unknown	14	2.70%	$0.00	0.00%
Total	519	100.00%	$133,070,043.93	100.00%

Loan Purpose	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Cash Out: Debt Consolidation	26	5.01%	$8,482,908.00	6.37%
Cash Out: Home Improvement/Renovation	1	0.19%	$112,500.00	0.08%
Cash Out: Other/Multi-purpose/Unknown Purpose	162	31.21%	$42,814,830.44	32.17%
First Time Home Purchase	42	8.09%	$10,343,276.00	7.77%
Other-than-first-time Home Purchase	125	24.08%	$30,614,435.00	23.01%
Rate/Term Refinance - Borrower Initiated	143	27.55%	$38,993,388.49	29.30%
Construction to Permanent	1	0.19%	$366,200.00	0.28%
Unavailable	19	3.66%	$1,342,506.00	1.01%
Total	519	100.00%	$133,070,043.93	100.00%

Original Term	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
121-180 Months	117	22.54%	$22,870,832.16	17.19%
181-240 Months	9	1.73%	$2,836,619.00	2.13%
241-360 Months	379	73.03%	$107,362,592.77	80.68%
Unknown	14	2.70%	$0.00	0.00%
Total	519	100.00%	$133,070,043.93	100.00%

8| P a g e

Property Type	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Single Family Detached	320	61.66%	$85,796,099.77	64.47%
Condo, Low Rise	26	5.01%	$6,408,603.00	4.82%
Condo, High Rise	4	0.77%	$1,242,720.00	0.93%
PUD	46	8.86%	$18,477,544.00	13.89%
Townhouse	6	1.16%	$576,280.00	0.43%
1 Family Attached	6	1.16%	$1,696,000.00	1.27%
2 Family	32	6.17%	$5,158,596.00	3.88%
3 Family	3	0.58%	$877,450.00	0.66%
4 Family	2	0.39%	$195,000.00	0.15%
Unavailable	74	14.26%	$12,641,751.16	9.50%
Total	519	100.00%	$133,070,043.93	100.00%

9| P a g e